UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _________________

FORM 8-K

 ________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

 _______________________________

SOUND CAVE TECHNOLOGY INC
(Exact name of registrant as specified in its charter)

 _______________________________

Wyoming	333-263405	37-2028652
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

43 Cathy Jean Crescent

Toronto, Ontario M9V 4T2

Tel: (417) 322-6228

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrants Certifying Accountant

Previous independent registered public accounting firm

On May 25, 2023, T R Chadha & Co LLP, Chartered Accountant (the “Former Auditor”) notified Sound Cave Technology Inc. (the “Company”) of its resignation as the Company’s independent registered public accounting firm, effective immediately. The Former Auditor served as the auditors of the Company’s financial statements for the period from December 20, 2021, through May 25, 2023 (“resignation date”).

During the year ended December 31, 2021, and through the Resignation Date, the Company has not had any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

Except as set forth below, during the year ended December 31, 2021, and through the Resignation Date, the reports of the Former Auditor on the Company’s financial statements for the year ended December 31, 2021, did not contain any adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of the Company’s financial statements for the year ended December 31, 2021, contained an explanatory paragraph, which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

The Company has provided the Former Auditor with a copy of the foregoing disclosure, and requested that the Former Auditor furnish the Company with a letter (the “Consent Letter”) addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Former Auditor has issued the Consent Letter which is attached hereto to this amendment to the Form 8-K as Exhibit 16.1.

New independent registered public accounting firm

As of May 29, 2023, the Company has not engaged a new auditor. During the most recent fiscal year and through May 29, 2023, the Company has not consulted with any new Auditor regarding either:

1.

application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

2

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
16.1	T R Chadha & Co LLP, Chartered Accountant
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sound Cave Technology Inc.

Dated: May 29, 2023	By:	/s/ Christopher Campbell
Christopher Campbell
President, C.E.O & Director

4